Exhibit 10.1

AMENDMENT NO. 5

TO THE CONSULTING AND SERVICES AGREEMENT

FOR NON-EMPLOYEE CHIEF EXECUTIVE OFFICER

This Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer (this “Amendment No. 5”) dated March 17, 2026 (the “Effective Date”) and is entered into by and between PMGC Holdings Inc., a Nevada corporation (“Company”), and GB Capital Ltd, a British Columbia, Canada corporation (“Consultant,” and together with the Company, the “Parties”). Capitalized terms used but not otherwise defined herein have the meanings set forth in that certain Consulting and Services Agreement for Non-Employee Chief Executive Officer between the Parties, dated October 25, 2024, as amended (the “Second A&R Agreement”).

RECITALS

WHEREAS, the Parties previously entered into the Second A&R Agreement;

WHEREAS, the Parties entered into the Amendment to the Second A&R Agreement on October 25, 2024 (“Amendment No. 1”);

WHEREAS, the Parties entered into Amendment No. 2 to the Second A&R Agreement on April 3, 2025 (“Amendment No. 2”);

WHEREAS, the Parties entered into Amendment No. 3 to the Second A&R Agreement on August 12, 2025 (“Amendment No. 3”);

WHEREAS, the Parties entered into Amendment No. 4 to the Second A&R Agreement on October 16, 2025 (“Amendment No. 4”); and

WHEREAS, the Parties desire to further amend the Second A&R Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Annual Consultant Fee

Section 1(a) of Exhibit B of the Second A&R is hereby amended and restated in its entirety as follows:

“a. Annual Consultant Fee. Consultant’s annual consultant fee is $300,000 per annum (“Annual Consultant Fee”). The Company shall pay the 1/12 of the amount of the Annual Consultant Fee to the Consultant once per calendar month (each of such payment intervals, “Payment Cycle”), provided that the Consultant performs the Services required to be performed in each of such Payment Cycle. For the avoidance of doubt, for the 2026 fiscal year, the Consultant is entitled to the Annual Consultant Fee beginning on January 1, 2026.”

2.	No Other Modifications. Except as expressly amended by this Amendment No. 5, the Second A&R Agreement remains unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 to the Consulting and Services Agreement for Non-Employee Chief Executive Officer effective as of the date first set forth above.

PMGC Holdings Inc.

By:	/s/ George Kovalyov
George Kovalyov
Director

GB Capital Ltd

By:	/s/ Graydon Bensler
Graydon Bensler
Director